Managed by Friess Associates, LLC	Quarterly Report	December 31, 2008

Dear Fellow Shareholders:

Conditions during the summer were bad enough to make it seem unlikely that things could get worse, but they did. With economic contraction now a forgone conclusion, concerns regarding the recession’s severity and duration kept stocks under siege for most of the final few months of 2008.

To put it mildly, the December quarter was a trying period for investors. We thank you for sticking with us through challenges that, based on the market’s rapid descent, look to have sent many equity investors elsewhere running for the exits. On the second Friday in October, 93 percent of the stocks traded on the New York Stock Exchange set new 12-month lows.

Recognizing that conditions put earnings for companies from economically sensitive areas at risk, the Brandywine Funds isolated new opportunities from less cyclical areas before and during the quarter. In realigning the portfolios toward companies that provide better earnings visibility, sales of holdings from the energy and industrial sectors funded new purchases in the health care and consumer staples sectors.

The changes didn’t generate a near-term relative performance benefit for Brandywine Fund. Brandywine Blue Fund, on the other hand, showed improvement over the September quarter by containing its December-quarter decline versus benchmarks.

Brandywine declined 24.42 percent in the quarter as the Russell 3000 and Russell 3000 Growth Indexes declined 22.78 and 23.15 percent. Brandywine Blue declined 16.90 percent versus declines in the S&P 500, Russell 1000 and Russell 1000 Growth Indexes of 21.94, 22.48 and 22.79 percent.

The downturn was widespread, with every economic sector in the broad Russell 3000 Index losing ground. Likewise, companies in a wide range of businesses weighed on results for the Brandywine Funds. Top detractors for Brandywine included apparel retailer Urban Outfitters, laboratory supplier Thermo Fisher Scientific and telecommunications equipment maker Commscope. Thermo Fisher Scientific, Southwest Airlines and NII Holdings were among the biggest contributors to Brandywine Blue’s decline.

In terms of results versus benchmarks, holdings from the industrial sector were the primary detractors in Brandywine. Most industrial holdings had short December-quarter tenures as sales initiated in the September quarter continued into the period. Still, their impact was notable because the quarter’s most dramatic declines took place in October. In Brandywine, significant industrial sector detractors included FTI Consulting, Quanta Services and Graf-Tech International.

GrafTech’s experience illustrates how quickly the economy turned and how the market, in many instances, reached conclusions in advance.

	Brandywine	Brandywine Blue
Cumulative Total Return	% Change	% Change
Quarter	-24.42	-16.90
One Year	-44.50	-43.84
Five Years	-2.85	-0.60
Ten Years	30.59	37.00
Inception	879.96*	443.79**

Annualized Total Return
Five Years	-0.58	-0.12
Ten Years	2.70	3.20
Inception	10.43*	9.88**
*12/30/85    **1/10/91

Expense Ratio***
Brandywine	1.08%
Brandywine Blue	1.12%
***As stated in the Prospectus dated January 31, 2008

Performance data quoted represent past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

The company, which makes electrodes used in steel production, clobbered estimates with 72 percent September-quarter earnings growth. Only seven trading days after closing such a strong quarter, Graf-Tech’s share price was cut in half. As it turned out, the market, in devaluing GrafTech and other companies with ties to metal making, was ahead of a trend that saw weekly steel production hit 2.1 million tons at the end of August, collapse in November and December, and finish the year at 800,000 tons.

Health care holdings, which comprised Brandywine’s largest sector, also detracted from performance against market indexes. While most holdings from the sector held up relatively well, companies with institutional customers were exceptions. Companies that provide equipment and services to research labs, pharmaceutical firms and other entities with capital purchasing decisions that could be affected by top-down expenditure planning suffered. Thermo Fisher Scientific, Covance, Life Technologies and Beckman Coulter were the biggest detractors.

Holdings from the consumer staples sector contributed most to Brandywine’s results versus its benchmarks. Wal-Mart Stores and Church & Dwight delivered modest earnings growth that just topped expectations in their most recently reported quarters, helping mute the downturn’s impact on their share prices.

The consumer staples sector was the most significant reason Brandywine Blue fared better than its benchmarks, thanks in large part to holdings common to both Brandywine Funds such as Wal-Mart, Kroger and Safeway.

The health care sector was also a positive influence on Brandywine Blue’s performance versus large-cap indexes. While both Brandywine and Brandywine Blue benefited from top health care performers Abbott Labs, Amgen, Gilead Sciences and Teva Pharmaceuticals, Brandywine Blue wasn’t weighed down by the equipment and service providers that hampered Brandywine’s results. Of the equipment and service providers that hurt Brandywine’s performance, Brandywine Blue held only Thermo Fisher Scientific.

Holdings from the consumer discretionary sector aided Brandywine Blue as well. Yum! Brands and McDonald’s gained ground during the quarter as sales trends reflected the growing appeal of restaurants with menus designed with value-conscious diners in mind. Apollo Group rose as enrollment and retention trends improved along with rising unemployment, while AutoZone fared well thanks to growing ranks of do-it-yourselfers in tough economic times.

As was the case in Brandywine, holdings from the industrial sector detracted most from Brandywine Blue’s performance relative to benchmarks. Deere & Co., Fluor Corp. and Southwest Airlines were among the biggest detractors from the sector.

For more information on the holdings that influenced December-quarter performance, please see Roses & Thorns on page 4 for Brandywine and page 9 for Brandywine Blue.

Following the latest meeting of the Brandywine Funds Board of Directors, the Board announced that Foster Friess chose to end his tenure as an active Director. Foster’s retirement from the Board became effective December 31, the 23rd anniversary of Brandywine Fund’s launch. Foster graciously agreed to the Board’s request that the Friess Associates Founder accept the title of Director Emeritus in recognition of his pioneering role in establishing the Brandywine Funds and years of dedicated service. All of us at Friess Associates join the Board in thanking Foster for his longtime commitment to shareholders in the Brandywine Funds. See page 12 for more on Foster.

It might seem like a bit much to ask for after 2008, but we think 2009 needs to be approached with patience. Everyone is waiting for the market to bounce solidly to the upside, but nobody’s sure if such a turn is warranted at present. Seems like a recipe for volatility.

The market’s late-2008-to-early-2009 rally appeared to discount an economic quick-fix, with the very stocks punished in the summer and fall leading the way on optimism for an economy revived by government-led infrastructure spending. It seems clear to us that the economic impact of infrastructure spending is about as immediate as the path to political agreement on the spending is guaranteed. Time is also needed on the private-sector side, where restoring confidence remains the main hurdle in loosening credit markets.

With uncertain conditions and investors searching for direction, we expect more market swings in the year ahead. Some will be overdone to the downside, while others will be little more than “rubbish rallies” marked by gains in stocks before the fundamentals are in place to warrant them. Over time, however, investors will value each company on its own merits as the individual-company earnings landscape comes into better view.

Thanks for your continued confidence. We wish you a happy and healthy 2009!

Bill D’Alonzo
Brandywine Funds President	January 9, 2009

Brandywine Fund

% Change in Top Ten Holdings From Book Cost as of December 31, 2008

1.	Check Point Software Technologies Ltd.	-16.4%	6.	Wal-Mart Stores, Inc.	-6.6%
2.	Affiliated Computer Services, Inc.	-5.7%	7.	Gilead Sciences, Inc.	+9.6%
3.	Safeway Inc.	+15.0%	8.	W. R. Berkley Corp.	+12.1%
4.	Harris Corp.	-3.6%	9.	Cephalon, Inc.	+13.8%
5.	Comcast Corp.	+3.0%	10.	Perrigo Co.	-15.8%

Earnings Growth	The Portfolio’s Market Capitalization

All figures are dollar weighted and based on data from Baseline. December 31, 2008.

Top Ten Industry Groups

Brandywine Fund
December Quarter “Roses and Thorns”

Biggest $ Winners	$ Gain (in millions)	% Gain	Reason for Move
Verizon Communications Inc.	$19.7	18.3
The second-largest telecommunications company in the U.S. benefits from strong growth in wireless services. Expanding profit margins are tied to Verizon’s industry-leading level of wireless data revenue as a percentage of total revenue and its high average rates per wireless customer. At the same time, Verizon’s fiber-optic network of voice, video and internet-based services, or FiOS, is expanding into large metropolitan markets.

Safeway Inc.	$13.1	15.0
The nation’s second-largest grocer grew October-quarter earnings 5 percent, beating consensus estimates. Following a period of substantial store remodels, Safeway is focusing on cutting costs at a time when food cost inflation has consumers looking for ways to lower their grocery bills. The company also continues to develop its portfolio of high-margin, private-label offerings.

DeVry, Inc.	$10.6	16.5
The provider of post-secondary education in the U.S. grew September-quarter earnings 20 percent, beating estimates by 9 percent. A challenging economy is driving students back to DeVry’s career-oriented training programs as unemployment figures rise. New undergraduate enrollment was up 20 percent from last fall.

W.R. Berkley Corp.	$9.5	12.1
The specialty insurance company hired away select underwriting teams from struggling competitor American International Group, setting itself up for market share gains. We expect W.R. Berkley’s strong capital position to allow it to grow its business and take advantage of capacity constraints at weaker competitors as the pricing outlook improves. Visibility on future growth trends is aided by the fact that the company assumes little catastrophe risk and has virtually no sub-prime exposure.

Gilead Sciences, Inc.	$8.1	9.6
The developer of anti-infective drugs, including approved products for the treatment of HIV/AIDS, hepatitis B, fungal infections and influenza, grew September-quarter earnings 24 percent, topping estimates by 6 percent. Gilead benefits from its dominance in the HIV/AIDS market as the increasing rate of diagnoses and early aggressive treatment for the disease drive sales of its Atripla and Truvada drugs. Relatively resistant to broad economic woes, the company recently announced price increases across its product line.

Biggest $ Losers	$ Loss (in millions)	% Loss	Reason for Move
Urban Outfitters, Inc.	$71.6	48.4
The style-minded retailer of apparel and home accessories grew October-quarter earnings 35 percent. While the company’s differentiated concepts and improving expense structure continue as positives, we sold Urban Outfitters in early November when our research indicated slowing sales trends. Subsequent to our sale, management lowered same-store sales and earnings forecasts for the December quarter.

Thermo Fisher Scientific, Inc.	$70.8	39.6
September-quarter earnings grew 17 percent, driven by demand for the company’s scientific instruments, specialty diagnostics and biopharmaceutical services. Shares fell on concerns that the economic downturn would crimp capital spending budgets. Sixty percent of the company’s sales represent single-use laboratory consumables, which we believe will remain in high demand.

Covance Inc.	$66.5	52.9
The provider of drug development services to the global pharmaceutical industry grew September-quarter earnings 16 percent. Shares fell after management’s calendar-year 2009 guidance fell below Wall Street expectations. Covance cited weakness in demand for early development services and conservatively budgeted foreign exchange impacts. We sold Covance during the quarter.

Life Technologies Corp.	$40.2	42.3
The company, which was created through the merger of Invitrogen and Applied Biosystems in late 2008, grew September-quarter earnings 27 percent, beating estimates by 7 percent. Shares traded lower on concerns that a deteriorating outlook for capital equipment spending would impact purchases of the company’s big-ticket mass spectrometry products. Additional uncertainty related to forecasted merger synergies also weighed on shares. We sold Life Technologies during the quarter.

Quanta Services, Inc.	$35.4	40.8
The provider of specialized contracting services to the electric power, telecommunications, broadband cable and gas pipeline industries grew September-quarter earnings 32 percent, beating estimates by 12 percent. Management lowered December-quarter guidance as telecommunications customers hit budget limits on their fiber-to-the-premises (FTTP) projects earlier in the year than anticipated. We sold Quanta Services during the quarter.

All gains/losses are calculated on an average cost basis

Brandywine Fund, Inc.
Schedule of Investments
December 31, 2008
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 97.5% (a)
CONSUMER DISCRETIONARY
	Apparel, Accessories & Luxury Goods - 0.2%
313,500	Carter’s, Inc.	$5,676,261	$6,038,010
	Automotive Retail - 3.2%
397,900	AutoZone, Inc.	50,829,429	55,495,113
687,300	O’Reilly Automotive, Inc.	19,818,956	21,127,602
	Cable & Satellite - 4.1%
5,886,500	Comcast Corp.	96,482,420	99,364,120
	Education Services - 3.7%
335,500	DeVry, Inc.	14,749,965	19,261,055
323,000	Strayer Education, Inc.	68,589,513	69,254,430
	General Merchandise Stores - 4.0%
479,700	Dollar Tree, Inc.	16,440,543	20,051,460
2,904,300	Family Dollar Stores, Inc.	78,038,472	75,715,101
	Restaurants - 4.0%
1,673,900	Burger King Holdings Inc.	34,550,279	39,972,732
920,500	McDonald’s Corp.	49,605,246	57,245,895
	Specialty Stores - 1.3%
687,000	PetSmart, Inc.	10,537,696	12,675,150
513,500	Tractor Supply Co.	18,927,675	18,557,890
	Total Consumer Discretionary	464,246,455	494,758,558
	This sector is 6.6% above your Fund’s cost.
CONSUMER STAPLES
	Food Retail - 7.2%
2,787,100	Kroger Co.	72,432,575	73,607,311
4,219,000	Safeway Inc.	87,225,674	100,285,630
	Household Products - 3.1%
1,349,500	Church & Dwight Co., Inc.	74,654,352	75,733,940
	Hypermarkets & Super Centers - 4.9%
703,200	BJ’s Wholesale Club, Inc.	23,233,422	24,091,632
1,703,300	Wal-Mart Stores, Inc.	102,199,244	95,486,998
	Packaged Foods & Meats - 4.9%
1,362,700	Ralcorp Holdings, Inc.	87,218,619	79,581,680
880,900	The J. M. Smucker Co.	36,961,041	38,195,824
	Personal Products - 0.1%
24,200	Chattem, Inc.	1,644,944	1,731,026
	Total Consumer Staples	485,569,871	488,714,041
	This sector is 0.6% above your Fund’s cost.
FINANCIALS
	Property & Casualty Insurance - 4.2%
2,827,600	W. R. Berkley Corp.	78,172,116	87,655,600
758,500	Fidelity National Financial, Inc.	12,947,785	13,463,375
20,900	ProAssurance Corp.	1,024,450	1,103,102
	Total Financials	92,144,351	102,222,077
	This sector is 10.9% above your Fund’s cost.
HEALTH CARE
	Biotechnology - 11.2%
1,355,800	Amgen Inc.	76,129,139	78,297,450
1,085,300	Cephalon, Inc.	73,492,966	83,611,512
670,600	Cubist Pharmaceuticals, Inc.	16,591,403	16,201,696
1,806,100	Gilead Sciences, Inc.	84,279,284	92,363,954
67,300	Martek Biosciences Corp.	1,724,589	2,039,863
	Health Care Distributors - 0.4%
456,900	PSS World Medical, Inc.	8,924,649	8,598,858

Brandywine Fund, Inc.
Schedule of Investments (Continued)
December 31, 2008
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 97.5% (a) (Continued)
	Health Care Equipment - 4.5%
896,300	Gen-Probe Inc.	$51,279,521	$38,397,492
1,889,900	ResMed Inc.	82,453,288	70,833,452
	Health Care Facilities - 0.6%
538,500	Psychiatric Solutions, Inc.	17,889,946	14,997,225
	Health Care Services - 0.4%
238,500	Amedisys, Inc.	13,393,278	9,859,590
	Health Care Supplies - 0.2%
96,400	Haemonetics Corp.	5,369,773	5,446,600
	Life Sciences Tools & Services - 2.1%
5,600	PerkinElmer, Inc.	96,409	77,896
2,215,100	QIAGEN N.V.	34,740,815	38,897,156
323,100	Thermo Fisher Scientific, Inc.	10,551,515	11,008,017
	Pharmaceuticals - 7.7%
941,400	Abbott Laboratories	54,445,009	50,242,518
2,557,500	Perrigo Co.	98,114,464	82,632,825
1,255,300	Teva Pharmaceutical Industries Ltd. SP-ADR	53,816,995	53,438,121
	Total Health Care	683,293,043	656,944,225
	This sector is 3.9% below your Fund’s cost.
INDUSTRIALS
	Environmental & Facilities Services - 1.5%
1,673,000	Covanta Holding Corp.	34,071,544	36,739,080
21,350	Waste Connections, Inc.	474,730	674,020
	Industrial Machinery - 0.1%
32,900	ESCO Technologies, Inc.	1,568,297	1,347,255
	Total Industrials	36,114,571	38,760,355
	This sector is 7.3% above your Fund’s cost.
INFORMATION TECHNOLOGY
	Application Software - 1.1%
2,536,300	Nuance Communications, Inc.	20,756,205	26,276,068
	Communications Equipment - 4.1%
2,624,800	Harris Corp.	103,574,334	99,873,640
	Computer Storage & Peripherals - 0.0%
38,500	Data Domain, Inc.	700,616	723,800
	Data Processing & Outsourced Services - 4.8%
2,393,800	Affiliated Computer Services, Inc.	116,603,587	109,995,110
186,600	Lender Processing Services, Inc.	5,447,414	5,495,370
	Internet Software & Services - 0.5%
387,600	Open Text Corp.	13,451,649	11,678,388
	IT Consulting & Other Services - 1.0%
1,283,300	SAIC, Inc.	24,430,997	24,998,684
	Systems Software - 4.9%
6,222,500	Check Point Software Technologies Ltd.	141,344,953	118,165,275
	Total Information Technology	426,309,755	397,206,335
	This sector is 6.8% below your Fund’s cost.
MATERIALS
	Metal & Glass Containers - 4.6%
2,051,200	Crown Holdings, Inc.	49,127,808	39,383,040
2,654,200	Pactiv Corp.	63,252,293	66,036,496
123,000	Silgan Holdings Inc.	5,348,274	5,880,630
	Total Materials	117,728,375	111,300,166
	This sector is 5.5% below your Fund’s cost.

Brandywine Fund, Inc.
Schedule of Investments (Continued)
December 31, 2008
(Unaudited)

Shares or
Principal
Amount		Cost	Value (b)
Common Stocks - 97.5% (a) (Continued)
TELECOMMUNICATION SERVICES
	Integrated Telecommunication Services - 2.9%
2,104,500	Verizon Communications Inc.	$58,345,349	$71,342,550
	Total Telecommunication Services	58,345,349	71,342,550
	This sector is 22.3% above your Fund’s cost.
	Total common stocks	2,363,751,770	2,361,248,307
Short-Term Investments - 2.8% (a)
	Commercial Paper - 2.7%
$65,400,000	HSBC Finance Corp., due 1/02/09,
	discount of 0.05%	65,399,909	65,399,909
	Variable Rate Demand Notes - 0.1%
1,861,667	U.S. Bank, N.A., 0.00%	1,861,667	1,861,667
113,776	Wisconsin Corporate Central Credit Union, 0.12%	113,776	113,776
	Total variable rate demand notes	1,975,443	1,975,443
	Total short-term investments	67,375,352	67,375,352
	Total investments - 100.3%	$2,431,127,122	2,428,623,659
	Liabilities, less cash and
	receivables - (0.3%) (a)		(5,929,344)
	TOTAL NET ASSETS - 100.0%		$2,422,694,315
	Net Asset Value Per Share
	($0.01 par value, 500,000,000
	shares authorized), offering
	and redemption price
	($2,422,694,315 ÷ 119,977,577
	shares outstanding)		$20.19

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR - American Depositary Receipts
N.V. - Netherlands Antillies Limited Liability Corp.

Capital Gains Update . . .

Brandywine Fund made an October capital gains distribution during the December quarter. The Fund distributed $0.1145 per share on October 30, consisting entirely of short-term gains. Brandywine Blue Fund did not distribute gains during the period.

Other than shareholders investing through IRAs and other tax-advantaged accounts, Brandywine’s distribution represents a taxable event to anyone owning Brandywine shares on the October 29 record date. Shareholders of record as of this date and invested through taxable accounts should expect to receive I.R.S. Form 1099 early in 2009. Please consult your tax adviser if you have questions on how the distribution affects your personal tax situation.

Brandywine Blue Fund

% Change in Top Ten Holdings From Book Cost as of December 31, 2008

1.	Wal-Mart Stores, Inc.	-8.0%	6.	Abbott Laboratories	-9.3%
2.	Comcast Corp.	+0.3%	7.	Amgen Inc.	+0.0%
3.	Safeway Inc.	-6.0%	8.	Teva Pharmaceutical Industries Ltd.	-3.5%
4.	Gilead Sciences, Inc.	+31.4%	9.	McDonald’s Corp.	+16.2%
5.	Kroger Co.	+2.6%	10.	Yum! Brands, Inc.	+19.1%

Earnings Growth	The Portfolio’s Market Capitalization

All figures are dollar weighted and based on data from Baseline. December 31, 2008.

Top Ten Industry Groups

Brandywine Blue Fund
December Quarter “Roses and Thorns”

Biggest $ Winners	$ Gain (in millions)	% Gain	Reason for Move
Yum! Brands, Inc.	$19.0	19.1
The owner of quick-service restaurant chains, including KFC, Pizza Hut and Taco Bell, grew September-quarter earnings 21 percent, topping estimates by 7 percent. Consumers trading-down to lower-priced eateries are also finding new healthier food, including fish, vegetables and grilled chicken, on the company’s menus. High growth opportunities in China and other foreign markets, which currently account for 50 percent of sales, are also contributing to results.

McDonald’s Corp.	$16.9	16.2
The owner and operator of the world’s largest chain of quick-service restaurants grew September-quarter earnings 27 percent, topping estimates by 7 percent. Increasingly cash-conscious diners are attracted to McDonald’s value-priced meals and new menu options, driving higher store traffic and overall sales growth. After hitting highs in 2008, lower commodity and energy prices are now helping profit margins.

Verizon Communications Inc.	$15.1	10.2
The second-largest telecommunications company in the U.S. benefits from strong growth in wireless services. Expanding profit margins are tied to Verizon’s industry-leading level of wireless data revenue as a percentage of total revenue and its high average rates per wireless customer. At the same time, Verizon’s fiber-optic network of voice, video and internet-based services, or FiOS, is expanding into large metropolitan markets.

Gilead Sciences, Inc.	$15.1	12.0
The developer of anti-infective drugs, including approved products for the treatment of HIV/AIDS, hepatitis B, fungal infections and influenza, grew September-quarter earnings 24 percent, topping estimates by 6 percent. Gilead benefits from its dominance in the HIV/AIDS market as the increasing rate of diagnoses and early aggressive treatment for the disease drive sales of its Atripla and Truvada drugs. Relatively resistant to broad economic woes, the company recently announced price increases across its product line.

Apollo Group Inc.	$12.8	13.4
The largest for-profit provider of educational degrees grew August-quarter earnings 21 percent, beating estimates by 12 percent. Apollo benefits from the challenging economic environment as more students enroll in its programs as the job market contracts. The company boasts industry-leading balance sheet health. With only three percent of revenue coming from private student loans, the company is less exposed to current tightening of credit. Margins are also set to continue to improve as higher enrollment growth coincides with moderating promotional expenses.

Biggest $ Losers	$ Loss (in millions)	% Loss	Reason for Move
Thermo Fisher Scientific, Inc.	$67.3	39.6
September-quarter earnings grew 17 percent, driven by demand for the company’s scientific instruments, specialty diagnostics and biopharmaceutical services. Shares fell on concerns that the economic downturn would crimp capital spending budgets. Sixty percent of the company’s sales represent single-use laboratory consumables, which we believe will remain in high demand.

Southwest Airlines Co.	$46.1	43.2
The low-cost airline grew September-quarter revenues 12 percent. Shares came under pressure as jet-fuel prices retraced from highs, creating worries that the company would face losses and need to post collateral on hedging contracts it entered to protect against high fuel prices. While Southwest modified its fuel hedge portfolio by buying back hedges, we sold the company on concerns that current economic conditions would continue to cause a pullback in air travel.

NII Holdings Inc.	$30.6	36.9
The provider of mobile communications to business customers in South America grew September-quarter revenues 39 percent. We sold NII during the quarter as growth catalysts, including a new market opportunity in Chile, expanding coverage in northern Brazil, and new products in the form of Blackberry and touch-screen handsets, were overshadowed by concerns that slowing economic growth would spread to Latin America.

Fluor Corp.	$28.5	28.4
The construction and engineering company grew September-quarter earnings 98 percent, topping estimates by 11 percent. Despite strong results, a solid balance sheet and rising forward earnings guidance, shares traded lower on concerns that the expanding credit crisis would eventually crimp industrial capital outlays by Fluor’s worldwide oil, gas and chemical customers. We sold Fluor during the quarter.

Weatherford International Ltd.	$28.1	31.3
The oil-field service provider grew September-quarter earnings 29 percent, beating estimates. Despite having one of the strongest patent portfolios of leading-edge technologies in the oil-services business, shares traded with those of other energy stocks as falling oil prices threatened demand. We sold Weatherford during the quarter.

All gains/losses are calculated on an average cost basis

Brandywine Blue Fund
Schedule of Investments
December 31, 2008
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 94.3% (a)
CONSUMER DISCRETIONARY
	Automotive Retail - 2.4%
483,400	AutoZone, Inc.	$61,751,810	$67,419,798
	Cable & Satellite - 6.3%
8,725,200	Comcast Corp.	146,890,059	147,281,376
1,475,900	The DIRECTV Group, Inc.	31,548,093	33,812,869
	Education Services - 3.8%
1,415,800	Apollo Group Inc.	95,633,507	108,478,596
	Restaurants - 8.4%
1,953,600	McDonald’s Corp.	104,561,943	121,494,384
3,771,200	Yum! Brands, Inc.	99,769,641	118,792,800
	Specialized Consumer Services - 2.6%
3,294,500	H&R Block, Inc.	71,420,988	74,851,040
	Total Consumer Discretionary	611,576,041	672,130,863
	This sector is 9.9% above your Fund’s cost.
CONSUMER STAPLES
	Food Retail - 9.7%
5,143,500	Kroger Co.	132,366,821	135,839,835
6,000,900	Safeway Inc.	151,783,702	142,641,393
	Household Products - 1.7%
797,600	The Procter & Gamble Co.	47,402,660	49,307,632
	Hypermarkets & Super Centers - 5.6%
2,842,100	Wal-Mart Stores, Inc.	173,177,608	159,328,126
	Packaged Foods & Meats - 5.4%
1,927,700	General Mills, Inc.	124,088,160	117,107,775
883,700	Kellogg Co.	37,822,868	38,750,245
	Total Consumer Staples	666,641,819	642,975,006
	This sector is 3.6% below your Fund’s cost.
ENERGY
	Oil & Gas Exploration & Production - 0.3%
297,300	Southwestern Energy Co.	9,636,796	8,612,781
	Total Energy	9,636,796	8,612,781
	This sector is 10.6% below your Fund’s cost.
FINANCIALS
	Insurance Brokers - 2.3%
1,417,500	Aon Corp.	62,810,866	64,751,400
	Thrifts & Mortgage Finance - 2.6%
4,704,000	Hudson City Bancorp, Inc.	81,990,382	75,075,840
	Total Financials	144,801,248	139,827,240
	This sector is 3.4% below your Fund’s cost.
HEALTH CARE
	Biotechnology - 9.3%
2,150,500	Amgen Inc.	124,180,085	124,191,375
2,750,600	Gilead Sciences, Inc.	107,068,862	140,665,684
	Health Care Equipment - 5.8%
970,000	C. R. Bard, Inc.	77,821,101	81,732,200
2,569,200	St. Jude Medical, Inc.	107,186,612	84,680,832
	Health Care Services - 4.4%
1,865,000	Express Scripts, Inc.	127,743,436	102,537,700
524,800	Fresenius Medical Care AG & Co. KGaA-ADR	24,673,002	24,760,064
	Life Sciences Tools & Services - 0.5%
385,800	Thermo Fisher Scientific, Inc.	12,452,644	13,144,206
	Pharmaceuticals - 8.9%
2,469,900	Abbott Laboratories	145,382,450	131,818,563
2,903,700	Teva Pharmaceutical Industries Ltd. SP-ADR	128,111,175	123,610,509
	Total Health Care	854,619,367	827,141,133
	This sector is 3.2% below your Fund’s cost.
INFORMATION TECHNOLOGY
	Application Software - 2.9%
3,507,900	Intuit Inc.	107,916,854	83,452,941
	Communications Equipment - 2.2%
1,617,900	Harris Corp.	68,963,101	61,561,095
	IT Consulting & Other Services - 3.4%
5,024,400	SAIC, Inc.	97,783,155	97,875,312
	Total Information Technology	274,663,110	242,889,348
	This sector is 11.6% below your Fund’s cost.

Brandywine Blue Fund
Schedule of Investments (Continued)
December 31, 2008
(Unaudited)

Shares or
Principal
Amount		Cost	Value (b)
Common Stocks - 94.3% (a) (Continued)
TELECOMMUNICATION SERVICES
	Integrated Telecommunication Services - 5.8%
2,597,100	AT&T Inc.	$72,483,206	$74,017,350
2,755,000	Verizon Communications Inc.	83,012,770	93,394,500
	Total Telecommunication Services	155,495,976	167,411,850
	This sector is 7.7% above your Fund’s cost.
	Total common stocks	2,717,434,357	2,700,988,221
Short-Term Investments - 8.0% (a)
	Commercial Paper - 7.9%
$227,800,000	HSBC Finance Corp., due 1/02/09 - 1/07/09,
	discounts of 0.05% - 0.30%	227,794,857	227,794,857
	Variable Rate Demand Notes - 0.1%
1,929,137	U.S. Bank, N.A., 0.00%	1,929,137	1,929,137
7,344	Wisconsin Corporate Central Credit Union, 0.12%	7,344	7,344
	Total variable rate demand notes	1,936,481	1,936,481
	Total short-term investments	229,731,338	229,731,338
	Total investments - 102.3%	$2,947,165,695	2,930,719,559
	Liabilities, less cash and
	receivables - (2.3%) (a)		(66,278,372)
	TOTAL NET ASSETS - 100.0%		$2,864,441,187
	Net Asset Value Per Share
	($0.01 par value, 500,000,000
	shares authorized), offering
	and redemption price
	($2,864,441,187 ÷ 144,550,962
	shares outstanding)		$19.82

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR - American Depositary Receipts

Definitions and Disclosures

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 12/31/08, unless listed in the accompanying schedules of investments. Earnings growth rates quoted for the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

The Russell 1000, Russell 1000 Growth, Russell 3000, Russell 3000 Growth and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of December 31, 2008, the Russell 1000 Index’s average annual total returns for 1, 5 and 10 years were -37.60,  -2.04 and -1.09 percent; the Russell 1000 Growth Index’s were -38.44, -3.42 and -4.27 percent; the Russell 3000 Index’s were -37.31, -1.95 and -0.80 percent; the Russell 3000 Growth Index’s were -38.44, -3.33 and -4.01 percent; and the S&P 500 Index’s were -37.00, -2.19 and -1.38 percent.

Foster S. Friess Founder, Director Emeritus

Thank you . . .
We send our sincere thanks to Foster Friess, the Founder of Friess Associates, longtime Chairman of the Brandywine Funds Board and, now, Director Emeritus. We’re all grateful to Foster and his wife, Lynn, for their vision in establishing Friess Associates in 1974 and their commitment to helping others, which grew in step with the firm they founded. Foster and Lynn built the firm in a way that reflects their work ethic and values, leaving a lasting legacy of service, teamwork and respect in the form of the Friess Associates corporate culture.

Board of Directors

William F. D’Alonzo	Quentin Jackson	Stuart A. McFarland
CEO and CIO	Former President and CEO	Managing Partner
Friess Associates	Nuclear Electric Insurance Limited	Federal City Capital Advisors, LLC

W. Richard Scarlett, III	Thomas D. Wren	James W. Zug
Regional Chairman	Senior Advisor	Former Senior Partner
State of Wyoming Wells Fargo Bank	Promontory Financial Group, LLC	PricewaterhouseCoopers LLP

P.O. Box 4166, Greenville, DE 19807
(800) 656-3017	www.brandywinefunds.com	bfunds@friess.com

Investment Adviser: Friess Associates, LLC	Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Legal Counsel: Foley & Lardner LLP

Officers: William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President, Secretary and Treasurer; Joseph Fields, Vice President;
Gordon Kaiser, Vice President; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary

Report Editor: Chris Aregood	Report Staff: Rebecca Buswell, David Marky, Adam Rieger

Managed by Friess Associates, LLC	Quarterly Report	December 31, 2008

Dear Fellow Shareholders:

Conditions during the summer were bad enough to make it seem unlikely that things could get worse, but they did. With economic contraction now a forgone conclusion, concerns regarding the recession’s severity and duration kept stocks under siege for most of the final few months of 2008.

Brandywine Advisors Midcap Growth Fund declined 26.01 percent in the December quarter. The S&P 500, Russell Midcap and Russell Midcap Growth Indexes declined 21.94, 27.27 and 27.36 percent.

To put it mildly, the December quarter was a trying period for investors. We thank you for sticking with us through challenges that, based on the market’s rapid descent, look to have sent many equity investors elsewhere running for the exits. On the second Friday in October, 93 percent of the stocks traded on the New York Stock Exchange set new 12-month lows.

The downturn was widespread, with every economic sector in the S&P 500 Index losing ground. Likewise, companies in a wide range of businesses weighed on results for the Brandywine Advisors. Top detractors included apparel retailer Urban Outfitters, laboratory supplier Thermo Fisher Scientific and Southwest Airlines.

In terms of results versus mid-cap benchmarks, holdings from the technology sector contributed the most. Affiliated Computer Services, which provides information technology outsourcing solutions, held up well as investors concluded that tough economic times would bolster demand for the company’s cost-saving services. Check Point Software and Micros Systems also helped the portfolio’s cause relative to benchmarks.

Recognizing that conditions put earnings for companies from economically sensitive areas at risk, Brandywine Advisors isolated new opportunities from less cyclical areas before and during the quarter. In realigning the portfolio toward companies that provide better earnings visibility, sales of holdings from the energy and industrial sectors funded new purchases in the health care and consumer staples sectors.

Holdings from the consumer staples sector contributed to results versus benchmarks. Church & Dwight and Ralcorp Holdings delivered modest earnings growth that just topped expectations in their most recently reported quarters, helping mute the downturn’s impact on their share prices.

Holdings from the industrial sector were the primary detractors. Most industrial holdings had short December-quarter tenures as sales initiated in the September quarter continued into the period. Still, their impact was notable because the quarter’s most dramatic declines took place in October. Significant industrial sector detractors included FTI Consulting, Quanta Services and GrafTech International.

GrafTech’s experience illustrates how quickly the economy turned and how the market, in many instances, reached conclusions in advance. The company, which makes electrodes used in steel production,

Brandywine Advisors
Cumulative Total Return	% Change
Quarter	-26.01
One Year	-45.72
Five Years	-4.70
Inception – 10/31/00	-15.43

Annualized Total Return
Five Years	-0.96
Inception – 10/31/00	-2.03
 *Expense Ratio – 1.17% as stated in the Prospectus dated January 31, 2008

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

clobbered estimates with 72 percent September-quarter earnings growth. Only seven trading days after closing such a strong quarter, GrafTech’s share price was cut in half. As it turned out, the market, in devaluing GrafTech and other companies with ties to metal making, was ahead of a trend that saw weekly steel production hit 2.1 million tons at the end of August, collapse in November and December, and finish the year at 800,000 tons.

For more information on the holdings that influenced December-quarter performance, please see Roses & Thorns on page 5.

Following the latest meeting of the Brandywine Funds Board of Directors, the Board announced that Foster Friess chose to end his tenure as an active Director. Foster’s retirement from the Board became effective December 31, the 23rd anniversary of Brandywine Fund’s launch. Foster graciously agreed to the Board’s request that the Friess Associates Founder accept the title of Director Emeritus in recognition of his pioneering role in establishing the Brandywine Funds and years of dedicated service. All of us at Friess Associates join the Board in thanking Foster for his longtime commitment to shareholders in the Brandywine Funds. See page 8 for more on Foster.

The stock market just logged one of its worst calendar years on record. The credit crisis sent an uncommonly large shockwave through the global economy, resulting in an equally uncommon market decline. Macroeconomic concerns became the overwhelming influence on stock prices. That will change and, when it does, we believe the market is likely to become more hospitable before it’s obvious the economy is on the mend.

We don’t need to cite unemployment figures, retail sales trends and other gloomy data to confirm that current economic conditions are tough since everyone is already relentlessly reminded via the Internet, newspapers, radio and TV. Perhaps that’s part of the reason consumer confidence is at an all-time low, but that’s a side point. What’s important to us as investors is how the environment affects individual-company earnings.

A December study by Birinyi Associates showed wide disagreement among Wall Street analysts for 2008 earnings with only one quarter left to complete the year. At the time, the highest 2008 consensus earnings estimates for companies in the S&P 500 Index were 38 percent higher than the lowest estimates.

Analysts continue to adjust their expectations. Consensus earnings estimates at the start of 2008 predicted the companies in the S&P 500 Index would grow earnings nearly 15 percent. Estimates now call for a 2008 earnings decline of nearly 9 percent.

Given the widespread uncertainty regarding earnings, we continue to concentrate our efforts on companies that enjoy a higher degree of earnings visibility. Currently consumer-related companies and companies from the health care sector comprise the largest percentages of assets in Brandywine Advisors.

As we begin 2009, the big question about the broad economy is less about how bad it will be than it is about how long it will be bad. Availability of credit, the issue that choked growth in 2008, will play a key role in determining the recession’s duration. U.S. loan issuance was $764 billion in 2008, down from $1.69 trillion in 2007, according to Reuters Loan Pricing Corp. Banks need to stop hoarding and recommit themselves to taking reasonable risks.

It might seem like a bit much to ask for after 2008, but we think 2009 needs to be approached with patience. Everyone is waiting for the market to bounce solidly to the upside, but nobody’s sure if such a turn is warranted at present. Seems like a recipe for volatility.

The market’s late-2008-to-early-2009 rally appeared to discount an economic quick-fix, with the very stocks punished in the summer and fall leading the way on optimism for an economy revived by government-led infrastructure spending. It seems clear to us that the economic impact of infrastructure spending is about as immediate as the path to political agreement on the spending is guaranteed. Time is also needed on the private-sector side, where restoring confidence remains the main hurdle in loosening credit markets.

With uncertain conditions and investors searching for direction, we expect more market swings in the year ahead. Some will be overdone to the downside, while others will be little more than “rubbish rallies” marked by gains in stocks before the fundamentals are in place to warrant them. Over time, however, investors will value each company on its own merits as the individual-company earnings landscape comes into better view.

Thanks for your continued confidence. We wish you a happy and healthy 2009!

Bill D’Alonzo
Brandywine Funds President	January 16, 2009

2

Benefits Become a Liability for Some

Roughly $4 trillion in retirement assets disappeared amid the sharp decline in equities in 2008, according to the Center for Retirement Research at Boston College. With nearly one-fourth of the losses in defined benefit pension plans, some companies could now struggle to make good on promised benefits at a time when overall economic conditions remain stagnant.

Participants in defined benefit plans are promised monthly benefits that are actuarially determined by an individual employee’s earnings and duration of service. Financed entirely by the employer, benefits must be paid regardless of what happens to asset values managed in the plans. It’s estimated that defined benefit plans on average held more than 60 percent of their assets in equities at the end of 2007. The market’s recent meltdown and related losses in pension assets could now threaten the earnings and cash flow of certain companies for several years.

Pension coverage by private sector employers shifted markedly in the past decade from defined benefit plans, or pensions, and toward defined contribution plans, also known as 401(k)s. The recent downturn accentuated the difference. Opening 401(k) statements in the second half of 2008 proved a painful experience for most plan participants, driving home the point that workers invest their own money and bear all the risk. Employers that match a given percentage of employee contributions retain the ability to scale back or even suspend this benefit.

Despite the shift in the plans being utilized, defined benefit pensions still account for approximately 19 percent of total retirement assets and cover millions of active participants and retirees. During recent congressional hearings related to the auto industry bailout, it was revealed that the average United Auto Workers union member makes approximately $28 per hour, but can cost domestic automakers more than $70. The difference in pay to the worker and cost to the company largely stems from pension and health care costs for retired workers.

Accounting rules require an immediate recognition of gains and losses when a defined benefit plan cumulatively reaches a certain threshold, at which time the excess or shortfall is charged against earnings over a number of years equal to the remaining expected working lives of plan participants.

Credit Suisse recently calculated that companies in the Standard & Poor’s 500 Index collectively now face a pension deficit of at least $200 billion and concluded that one-fourth of them are likely to face pension-related hits to earnings in 2009.

Additionally, following a string of bankruptcies, congress enacted the Pension Protection Act of 2006, which required companies to bring their pension plans to 100 percent funding over a seven-year period. For 2008, the target funding percentage is 92 percent. For 2009, it’s 94 percent. Generally, companies that fall short of these targets must make additional contributions to bring their pensions to fully funded status.

Our recent research on a provider of global business information services included a review of its domestic and international pension plans. The company ended 2007 with overall pension obligations just slightly larger than the overall value of its pension assets. At the end of its September quarter, the company stated in its 10-Q filing that “due to recent equity market volatility, our U.S. pension assets decreased from approximately $1.4 billion at December 31, 2007, to approximately $1.1 billion at September 30, 2008, primarily due to negative asset performance. This will negatively impact our projected benefit obligation funded status and 2009 pension income.”

Making our own assumptions, including that the company’s equity allocation remained where it started the year at 64 percent and that equities in the plan performed in line with a broad market index, we concluded that plan could enter 2009 underfunded by roughly $400 million. As a result, pension-related expenses could potentially increase by $16 million on a quarterly basis and new cash contribution requirements could be triggered based on the Pension Protection Act rules. These and other concerns led us to pass on buying the company right now.

The defined benefit plan of the average S&P 500 Index component is now only 80 percent funded, a sharp decline from the 104 percent funded status enjoyed at the end of 2007. Additionally, the credit crisis spurred a run-up in corporate bond yields, which are used to calculate the present value of future pension liabilities. While this worked to reduce the value of pension liabilities, the opposite will be true when yields return to more normal levels. A recently enacted law looks to reduce the cash contributions required under the current rules due to the dramatic downturn.

Stock market performance in the second half of 2008 moved retirement-related concerns to the forefront for many people and businesses. With tens of thousands of baby boomers set to retire each week over the next decade, the concerns are likely to persist. We’re keeping a close watch on how lower equity values in assets earmarked for retirement will impact individual companies in the months ahead.

- Research Team Leader John Ragard

3

Brandywine Advisors Midcap Growth Fund

% Change in Top Ten Holdings From Book Cost as of December 31, 2008

1.	Harris Corp.	+0.0%	6.	Affiliated Computer Services, Inc.	-5.7%
2.	Church & Dwight Co., Inc.	+2.3%	7.	Cephalon, Inc.	+12.7%
3.	W. R. Berkley Corp.	+12.9%	8.	Family Dollar Stores, Inc.	-3.6%
4.	Ralcorp Holdings, Inc.	-8.7%	9.	Strayer Education, Inc.	-0.3%
5.	Check Point Software Technologies Ltd.	-16.8%	10.	Safeway Inc.	+12.2%

Earnings Growth	The Portfolio’s Market Capitalization

All figures are dollar weighted and based on data from Baseline. December 31, 2008.

Top Ten Industry Groups

4

Brandywine Advisors Midcap Growth Fund
December Quarter “Roses and Thorns”

Biggest $ Winners	$ Gain (in thousands)	% Gain	Reason for Move
DeVry, Inc.	$1,469.4	23.4
The provider of post-secondary education in the U.S. grew September-quarter earnings 20 percent, beating estimates by 9 percent. A challenging economy is driving students back to DeVry’s career-oriented training programs as unemployment figures rise. New undergraduate enrollment was up 20 percent from last fall.

W.R. Berkley Corp.	$737.4	12.9
The specialty insurance company hired away select underwriting teams from struggling competitor American International Group, setting itself up for market share gains. We expect W.R. Berkley’s strong capital position to allow it to grow its business and take advantage of capacity constraints at weaker competitors as the pricing outlook improves. Visibility on future growth trends is aided by the fact that the company assumes little catastrophe risk and has virtually no sub-prime exposure.

Apollo Group Inc.	$658.2	14.3
The largest for-profit provider of educational degrees grew August-quarter earnings 21 percent, beating estimates by 12 percent. Apollo benefits from the challenging economic environment as more students enroll in its programs as the job market contracts. The company boasts industry-leading balance sheet health. With only three percent of revenue coming from private student loans, the company is less exposed to current tightening of credit. Margins are also set to continue to improve as higher enrollment growth coincides with moderating promotional expenses.

Safeway Inc.	$532.3	10.2
The nation’s second-largest grocer grew October-quarter earnings 5 percent, beating consensus estimates. Following a period of substantial store remodels, Safeway is focusing on cutting costs at a time when food cost inflation has consumers looking for ways to lower their grocery bills. The company also continues to develop its portfolio of high-margin, private-label offerings.

Burger King Holdings Inc.	$487.8	11.5
The world’s second-largest quick-service restaurant chain grew September-quarter earnings 9 percent as revenues increased 12 percent. Challenging economic conditions have encouraged more consumers to visit Burger King for value-priced meals. The company also benefits from a strong marketing campaign, new combo meal pricing strategy, new menu items and falling commodity prices.

Biggest $ Losers	$ Loss (in thousands)	% Loss	Reason for Move
Urban Outfitters, Inc.	$4,561.4	47.6
The style-minded retailer of apparel and home accessories grew October-quarter earnings 35 percent. While the company’s differentiated concepts and improving expense structure continue as positives, we sold Urban Outfitters in early November when our research indicated slowing sales trends. Subsequent to our sale, management lowered same-store sales and earnings forecasts for the December quarter.

Covance Inc.	$4,418.5	52.4
The provider of drug development services to the global pharmaceutical industry grew September-quarter earnings 16 percent. Shares fell after management’s calendar-year 2009 guidance fell below Wall Street expectations. Covance cited weakness in demand for early development services and conservatively budgeted foreign exchange impacts. We sold Covance during the quarter.

Beckman Coulter, Inc.	$3,456.1	39.2
The maker of diagnostic test systems composed of instruments, consumables, services and data management tools grew September-quarter revenues 13 percent. Despite instrument sales growth of 25 percent and continued expansion in international markets, shares traded lower on worries that laboratory spending would slow in 2009. We sold Beckman Coulter in November on concerns that pension liabilities could potentially impact earnings results going forward.

Quanta Services, Inc.	$2,864.8	41.7
The provider of specialized contracting services to the electric power, telecommunications, broadband cable and gas pipeline industries grew September-quarter earnings 32 percent, beating estimates by 12 percent. Management lowered December-quarter guidance as telecommunications customers hit budget limits on their fiber-to-the-premises (FTTP) projects earlier in the year than anticipated. We sold Quanta Services during the quarter.

Thermo Fisher Scientific, Inc.	$2,767.5	39.1
September-quarter earnings grew 17 percent, driven by demand for the company’s scientific instruments, specialty diagnostics and biopharmaceutical services. Shares fell on concerns that the economic downturn would crimp capital spending budgets. Sixty percent of the company’s sales represent single-use laboratory consumables, which we believe will remain in high demand.

All gains/losses are calculated on an average cost basis

5

Brandywine Advisors Midcap Growth Fund
Schedule of Investment
December 31, 2008
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 93.5% (a)
CONSUMER DISCRETIONARY
	Automotive Retail - 4.6%
32,700	AutoZone, Inc.	$4,179,967	$4,560,669
53,300	O’Reilly Automotive, Inc.	1,540,469	1,638,442
	Education Services - 8.7%
60,700	Apollo Group Inc.	4,024,328	4,650,834
29,200	DeVry, Inc.	1,274,582	1,676,372
25,300	Strayer Education, Inc.	5,439,671	5,424,573
	General Merchandise Stores - 5.5%
42,500	Dollar Tree, Inc.	1,477,453	1,776,500
215,900	Family Dollar Stores, Inc.	5,838,418	5,628,513
	Restaurants - 3.5%
197,500	Burger King Holdings Inc.	4,228,463	4,716,300
	Specialized Consumer Services - 2.6%
153,800	H&R Block, Inc.	3,334,852	3,494,336
	Total Consumer Discretionary	31,338,203	33,566,539
	This sector is 7.1% above your Fund’s cost.
CONSUMER STAPLES
	Food Retail - 4.0%
226,300	Safeway Inc.	4,796,024	5,379,151
	Household Products - 5.1%
123,400	Church & Dwight Co., Inc.	6,768,865	6,925,208
	Packaged Foods & Meats - 4.7%
109,400	Ralcorp Holdings, Inc.	7,001,188	6,388,960
	Total Consumer Staples	18,566,077	18,693,319
	This sector is 0.7% above your Fund’s cost.
FINANCIALS
	Insurance Brokers - 1.4%
42,500	Aon Corp.	1,862,968	1,941,400
	Property & Casualty Insurance - 5.8%
208,400	W. R. Berkley Corp.	5,723,044	6,460,400
75,400	Fidelity National Financial, Inc.	1,290,349	1,338,350
	Thrifts & Mortgage Finance - 2.5%
212,800	Hudson City Bancorp, Inc.	3,725,934	3,396,288
	Total Financials	12,602,295	13,136,438
	This sector is 4.2% above your Fund’s cost.
HEALTH CARE
	Biotechnology - 4.2%
74,100	Cephalon, Inc.	5,067,127	5,708,664
	Health Care Equipment - 9.1%
42,300	C. R. Bard, Inc.	3,376,349	3,564,198
94,100	Gen-Probe Inc.	5,457,055	4,031,244
124,800	ResMed Inc.	5,096,968	4,677,504
	Life Sciences Tools & Services - 2.9%
2,300	PerkinElmer, Inc.	46,776	31,993
205,100	QIAGEN N.V.	3,238,718	3,601,556
9,500	Thermo Fisher Scientific, Inc.	185,078	323,665
	Pharmaceuticals - 3.6%
151,100	Perrigo Co.	5,799,659	4,882,041
	Total Health Care	28,267,730	26,820,865
	This sector is 5.1% below your Fund’s cost.
INDUSTRIALS
	Construction & Engineering - 0.8%
26,100	URS Corp.	1,081,885	1,064,097
	Environmental & Facilities Services - 3.0%
185,800	Covanta Holding Corp.	3,856,637	4,080,168
	Total Industrials	4,938,522	5,144,265
	This sector is 4.2% above your Fund’s cost.
INFORMATION TECHNOLOGY
	Communications Equipment - 5.3%
187,300	Harris Corp.	7,126,567	7,126,765
	Data Processing & Outsourced Services - 4.7%
131,900	Affiliated Computer Services, Inc.	6,425,285	6,060,805
10,300	Lender Processing Services, Inc.	300,684	303,335
	IT Consulting & Other Services - 1.2%
82,400	SAIC, Inc.	1,568,734	1,605,152
	Systems Software - 4.6%
330,000	Check Point Software Technologies Ltd.	7,532,684	6,266,700
	Total Information Technology	22,953,954	21,362,757
	This sector is 6.9% below your Fund’s cost.

6

Brandywine Advisors Midcap Growth Fund
Schedule of Investments (Continued)
December 31, 2008
(Unaudited)

Shares or
Principal
Amount		Cost	Value (b)
Common Stocks - 93.5% (a) (Continued)
MATERIALS
	Metal & Glass Containers - 5.7%
149,500	Crown Holdings, Inc.	$3,605,214	$2,870,400
193,200	Pactiv Corp.	4,640,338	4,806,816
	Total Materials	8,245,552	7,677,216
	This sector is 6.9% below your Fund’s cost.
	Total common stocks	126,912,333	126,401,399
Short-Term Investments - 7.6% (a)
	Commercial Paper - 6.2%
$8,300,000	HSBC Finance Corp., due 1/02/09, discount of 0.05%	8,299,989	8,299,989
	Variable Rate Demand Note - 1.4%
$1,912,321	Wisconsin Corporate Central Credit Union, 0.12%	1,912,321	1,912,321
	Total short-term investments	10,212,310	10,212,310
	Total investments - 101.1%	$137,124,643	136,613,709
	Liabilities, less cash and
	receivables - (1.1%) (a)		(1,475,252)
	TOTAL NET ASSETS - 100.0%		$135,138,457
	Net Asset Value Per Share
	($0.01 par value, 500,000,000
	shares authorized), offering
	and redemption price
	($135,138,457 ÷ 21,118,724
	shares outstanding)		$6.40

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

N.V. - Netherlands Antillies Limited Liability Corp.

Capital Gains Update . . .

Brandywine Advisors Midcap Growth Fund did not make a capital gains distribution in the 2008 tax year. The Fund finished the first quarter of its fiscal year ending September 30, 2009 with a net realized loss, which can be carried forward to offset future gains.

Definitions and Disclosures

Must be preceded or accompanied by prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Current and future portfolio holdings are subject to risk. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of 12/31/08, unless listed in the accompanying schedule of investments. References to the earnings growth rates of the Fund refer solely to the estimated earnings growth rates of the average investment holding of the Fund based on consensus estimates from Baseline and not to the actual performance of the Fund itself. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. The S&P 500, Russell Midcap and Russell Midcap Growth Indexes are unmanaged indices commonly used to measure the performance of U.S. stocks.You cannot invest directly in an index.

As of December 31, 2008, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were -37.00, -2.19 and -1.38 percent; the Russell Midcap Index’s were -41.46, -0.71 and 3.19 percent; and the Russell Midcap Growth Index’s were -44.32, -2.33 and -0.19 percent.

7

Foster S. Friess Founder, Director Emeritus

Thank you . . .
We send our sincere thanks to Foster Friess, the Founder of Friess Associates, longtime Chairman of the Brandywine Funds Board and, now, Director Emeritus. We’re all grateful to Foster and his wife, Lynn, for their vision in establishing Friess Associates in 1974 and their commitment to helping others, which grew in step with the firm they founded. Foster and Lynn built the firm in a way that reflects their work ethic and values, leaving a lasting legacy of service, teamwork and respect in the form of the Friess Associates corporate culture.

Board of Directors

William F. D’Alonzo	Quentin Jackson	Stuart A. McFarland
CEO and CIO	Former President and CEO	Managing Partner
Friess Associates	Nuclear Electric Insurance Limited	Federal City Capital Advisors, LLC

W. Richard Scarlett, III	Thomas D. Wren	James W. Zug
Regional Chairman	Senior Advisor	Former Senior Partner
State of Wyoming Wells Fargo Bank	Promontory Financial Group, LLC	PricewaterhouseCoopers LLP

P.O. Box 4166, Greenville, DE 19807
(877) 636-6460	www.brandywinefunds.com	bfunds@friess.com

Investment Adviser: Friess Associates, LLC	Independent Registered Public Accounting Firm : PricewaterhouseCoopers LLP
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Legal Counsel: Foley & Lardner LLP
Custodian: U.S. Bank, N.A.	Distributor: Quasar Distributors, LLC
Transfer Agent: U.S. Bancorp Fund Services, LLC

Officers: William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President, Secretary and Treasurer; Joseph Fields, Vice President;
Gordon Kaiser, Vice President; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary

Report Editor: Chris Aregood	Report Staff: David Marky, Adam Rieger

1/09

8